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                             THE BEAR STEARNS FUNDS
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO
                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                      CLASS A, CLASS B, CLASS C AND CLASS Y
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                October 16, 1998

                           as Supplemented May 18, 1999

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         This  Statement of Additional  Information,  which is not a prospectus, supplements and should be read in conjunction with the current relevant prospectus (the "Prospectus") dated October 16, 1998 of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time, offering shares of four diversified portfolios (each, a "Portfolio"): Large Cap Value Portfolio and Small Cap Value Portfolio (together, the "Equity Portfolios"), Income Portfolio (the "Income Portfolio") and High Yield Total Return Portfolio (the "High Yield Portfolio"). To obtain a free copy of such Prospectus, please write to the Fund
at  PFPC  Inc.  ("PFPC"),   Attention:  [Name  of  Portfolio],  P.O.  Box  8960,
Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolios. Bear Stearns, an affiliate of BSAM, serves as distributor of each Portfolio's shares.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Investment Objective and Management Policies...........................     B-2
Management of the Fund.................................................     B-34
Management Arrangements................................................     B-37
Purchase and Redemption of Shares......................................     B-43
Determination of Net Asset Value.......................................     B-46
Dividends, Distributions and Taxes.....................................     B-47
Portfolio Transactions.................................................     B-55
Performance Information................................................     B-58
Code of Ethics.........................................................     B-60
Information About the Fund.............................................     B-61
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors.....................................     B-65
Financial Statements...................................................     B-66
Appendix...............................................................     B-67

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Description of the Portfolios."

Portfolio Securities

         Bank Obligations. (All Portfolios) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Portfolio are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending on the principal amount of the CDs of each bank held by such Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:

(1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

         Bank Debt (High Yield Portfolio). The High Yield Portfolio may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions ("Lenders"), including banks. The Portfolio's investment may be in the form of participations in loans ("Participations") or of assignments of all or a portion of loans from third parties ("Assignments").

         Participations differ both from the public and private debt securities typically held by the Portfolio and from Assignments. In Participations, the Portfolio has a contractual relationship only with the Lender, not with the borrower. As a result, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan Agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Portfolio acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

         Investments in Participations and Assignments otherwise bear risks common to other debt securities, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Portfolio may obtain less than the full value for loan interests sold because they are illiquid. The Portfolio may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, the Portfolio's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (i.e., the Lender) interposed between the Portfolio and the borrower.

Mortgage-Related Securities

         U.S. Government Agency Securities. (Income and High Yield Portfolios) Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         U.S. Government Related Securities. (Income and High Yield Portfolios) Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-Backed Securities (Income and High Yield Portfolios). Each Portfolio may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Portfolios.

         Asset-backed securities are often structured with one or more types of credit enhancement. The Portfolios will not limit their investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Portfolios' limitation on investment in illiquid securities.

         Repurchase Agreements. (All Portfolios) Each Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which each Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSAM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Reverse Repurchase Agreements (Income and High Yield Portfolios). The High Yield Portfolio may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Portfolio's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase, which price is fixed at the time the Portfolio enters into such agreement.

         Municipal Obligations. (Income and High Yield Portfolios) Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase  agreements which are similar to installment  purchase  contracts for property or equipment issued by municipalities. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Income Portfolio will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Income Portfolio investments.

         Trade Claims. (High Yield Portfolio) The High Yield Portfolio may invest in trade claims, which are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including (i) the possibility that the amount of the claim may be disputed by the obligor, (ii) the debtor may have a variety of defenses to assert against the claim under the bankruptcy code, (iii) volatile pricing due to a less liquid market, including a small number of brokers for trade claims and a small universe of potential buyers, (iv) the possibility that the Portfolio may be obligated to purchase a trade claim larger than initially anticipated, and (v) the risk of failure of sellers of trade claims to indemnify the Portfolio against loss due to the bankruptcy or insolvency of such sellers. The negotiation and enforcement of rights in connection with trade claims may result in higher legal expenses to the Portfolio, which may reduce return on such investments. It is not unusual for trade claims to be priced at a discount to publicly traded securities that have an equal or lower priority claim. Additionally, trade claims may be treated as non-securities investments. As a result, any gains may be considered "non-qualifying" under the Internal Revenue Code of 1986, as amended (the "Code").

         Securities of Financially and Operationally Troubled Issuers (High Yield Portfolio). The High Yield Portfolio may invest in debt or equity securities of financially troubled or bankrupt companies ("financially troubled issuers") and in debt or equity securities of companies that in the view of BSAM are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income ("operationally troubled issuers") (collectively "distressed securities").

         The securities of financially and operationally troubled issuers may require active monitoring and at times may require BSAM to participate in bankruptcy or reorganization proceedings on behalf of the Portfolio. To the extent BSAM becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Portfolio to the litigation risks described below. However, the Portfolio does not invest in the securities of financially or operationally troubled issuers for the purpose of exercising day-to-day management of any issuer's affairs.

         Bankruptcy and Other Proceedings - Litigation Risks. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be "adequately protected" during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Portfolio holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court.

         Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While the Portfolio intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that the security interests will not be challenged vigorously and found defective in some respect, or that the Portfolio will be able to prevail against the challenge.

         Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Portfolio will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Portfolio will be able successfully to defend against them.

         While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Portfolio will be able successfully to defend against them. To the extent that the Portfolio assumes an active role in any legal proceeding involving the debtor, the Portfolio may be prevented from disposing of securities issued by the debtor due to the Portfolio's possession of material, non-public information concerning the debtor.

         Zero Coupon, Pay-In-Kind Or Deferred Payment Securities (Income and High Yield Portfolios). The High Yield Portfolio may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." A Portfolio accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

         There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, each Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolios' exposure to such securities.

         Depository Receipts and Depository Shares (All Portfolios). Each Portfolio may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, a Portfolio may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Portfolio, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. Each Portfolio, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

         Securities of Foreign Issuers. (All Portfolios) Each Portfolio may invest a portion of its assets in the securities of foreign issuers. Each Equity

Portfolio may invest up to 10% of its total assets in foreign securities and the High Yield Portfolio may invest up to 25% of its total assets in foreign securities. American and global depository receipts are not included in this 25% limitation.

         The Portfolio believes that in many instances such foreign securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.

         Foreign investment involves certain risks, which should be considered carefully by an investor in the Portfolio. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities also may be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments which could affect investment in those countries. In the event of a default of any such foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between various currencies. It may not be possible to hedge against the risks of currency fluctuations.

         Emerging Market Securities (Income and High Yield Portfolios). The Income and High Yield Portfolios may each invest in a limited extent in the securities of issuers located in emerging market countries. "Emerging market countries" are countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation, or the United Nations and its authorities. A company is considered to be an emerging market company if (i) its securities are principally traded in the capital markets of an emerging market country; (ii) it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in emerging market countries, regardless of where the securities of such companies are principally traded; (iii) it maintains 50% or more of its assets in one or more emerging market countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging market country.

         The securities markets of certain emerging market countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect the Portfolio's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

         Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and emerging market countries may lack the social, political and economic stability characteristic of more developed countries. Certain emerging market countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

         Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolios. A Portfolio may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

         Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolios may invest and adversely affect the value of the Portfolios' assets.

         The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

         A Portfolio's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned on such assets. The inability of a Portfolio to make intended security purchases or sales due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Brady Bonds (Income and High Yield Portfolios). Each Portfolio is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

         Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Commercial Paper and Other Short-Term Corporate Obligations. (All Portfolios) Variable rate demand notes include variable amount master demand notes, which are obligations that permit each Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, a Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSAM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities. (All Portfolios) Each Portfolio may hold up to 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. BSAM anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. BSAM will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, BSAM will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of BSAM; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         The staff of the Securities and Exchange Commission has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the securities used as "cover" as liquid.

         Ratings of Debt. (Income Portfolio) Subsequent to its purchase by the Income Portfolio, a debt issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Income Portfolio. Neither event will require the sale of such securities by the Income Portfolio, but BSAM will consider such event in determining whether the Income Portfolio should continue to hold the securities. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") may change as a result of changes in such organizations or their rating systems, the Income Portfolio will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Portfolio's Prospectus and this Statement of Additional Information.

Management Policies

         The Portfolios may engage in the following practices in furtherance of their objectives.

         Options Transactions. (All Portfolios). Each Portfolio may engage in options transactions, such as purchasing or writing covered call or put options. A Portfolio may purchase put and call options and write covered put and call options on debt and equity securities, financial indices (including stock indices), U.S. and foreign government debt securities and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets ("OTC options"), including OTC options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

         The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, a Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Portfolio writes a call option, the Portfolio loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

         The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

         The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

         The principal reason for writing covered call options, which are call options with respect to which a Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on a Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         A Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. A Portfolio may therefore purchase a put option on other carefully selected securities, the values of which BSAM expects will have a high degree of positive correlation to the values of such portfolio securities. If BSAM's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If BSAM'S judgment is not correct, the value of the securities underlying the put option may decrease less than the value of a Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

         A Portfolio may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. A Portfolio may, therefore, purchase call options on other carefully selected securities the values of which BSAM expects will have a high degree of positive correlation to the values of the securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

         A Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

         The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

         Options written by the Portfolios ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Portfolio may write (a) in-the-money call options when BSAM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSAM expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when BSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So  long  as a  Portfolio's  obligation  as  the  writer  of an  option continues, such Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, each Portfolio generally will purchase or write only those options for which BSAM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Prior to being notified of the exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra-party with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction.

         When a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While a Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Portfolio may be unable to liquidate an OTC option. See "Illiquid Securities" below.

         OTC options purchased by a Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option Agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities" below.

         A Portfolio may write only "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

         Stock Index Options. (Equity Portfolios and High Yield Portfolio) Each Equity Portfolio and the High Yield Portfolio may purchase and write put and call options on stock indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock  indexes are  similar to options on stock  except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         When a Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

         Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

         Risks of Options Transactions. An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or clearinghouse, such as The Options Clearing Corporation (the "O.C.") to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the O.C. as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         In the event of the bankruptcy of a broker through which a Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by BSAM.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Risks of Options on Foreign Currencies. (All Portfolios) Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

         Futures Contracts and Options on Futures Contracts. (All Portfolios) Each Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, to the extent permitted under applicable law, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading in commodities that are not currently traded in the United States or arbitrage possibilities not available in the United States.

         A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date.

         Initially, when purchasing or selling futures contracts, a Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

         Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.

         Once the daily  limit has been  reached in a  particular  contract,  no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses. If it is not possible, or a Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent a Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of a Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option on a futures contract, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Portfolio.

         A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these markets. Although a Portfolio generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which a Portfolio maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Portfolio would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Portfolio had written and which the Portfolio was unable to close, the Portfolio would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

         Risks inherent in the use of these strategies include (1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described below under "Limitations on the Purchase and Sale of Futures Contracts and Related Options--Segregation Requirements."

         Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when BSAM's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of a Portfolio as a whole should be no greater than if the same strategy had been pursued in the cash market.

         Exchanges on which futures and related options trade may impose limits on the positions that a Portfolio may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Portfolio may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

         Pursuant to the requirements of the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, a Portfolio, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Portfolio were the writer of the option, its obligation would not terminate until the option expired or the Portfolio was assigned an exercise notice.

Limitations on the Purchase and Sale of Futures Contracts and Related Options.

         CFTC Limits.  In accordance with Commodity  Futures Trading  Commission
(CFTC) regulations, the Portfolios are not permitted to purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Portfolio's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes.

         Segregation Requirements. To the extent a Portfolio enters into futures contracts, it is required by the Securities and Exchange Commission to maintain a segregated asset account with its custodian (or a futures commission merchant) sufficient to cover the Portfolio's obligations with respect to such futures contracts, which will consist of cash, U.S. government securities, or other liquid, unencumbered assets marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Portfolio with the custodian (or a futures commission merchant) with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

         With respect to options on futures, there are no segregation requirements for options that are purchased and owned by a Portfolio. However, written options, since they involve potential obligations of a Portfolio, may require segregation of Portfolio assets if the options are not "covered" as described under "Options on Futures Contracts." If a Portfolio writes a call option that is not "covered," it must segregate and maintain with the custodian (or a futures commission merchant) for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If a Portfolio writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with the custodian or a futures commission merchant) with respect to such option.

         Uses of Interest Rate Futures Contracts. Futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

         Position Hedging. A Portfolio might sell interest rate futures contracts to protect the Portfolio against a rise in interest rates which would be expected to decrease the value of debt securities which the Portfolio holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Portfolio might sell futures contracts on debt securities, the values of which historically have correlated closely or are expected to correlate closely to the values of the Portfolio's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Portfolio's portfolio securities. If interest rates increase, the value of a Portfolio's portfolio securities will decline, but the value of the futures contracts to the Portfolio will increase at approximately an equivalent rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. A Portfolio could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond position, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

         Anticipatory Position Hedging. Similarly, when it is expected that interest rates may decline and a Portfolio intends to acquire debt securities, the Portfolio might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Portfolio subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, a Portfolio could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Portfolio could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

         Risk Management and Return Enhancement. A Portfolio might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

         A Portfolio might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

         Options on Futures Contracts. A Portfolio may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

         If a Portfolio purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

         Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. A Portfolio, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Portfolio will have a loss in the amount of the balance less the premium it was paid for writing the option.

         When a Portfolio writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option.

         To the extent a Portfolio is not "covered" as described above with respect to written options, it will segregate and maintain with its custodian for the term of the option cash or liquid securities as described above under "Limitations of the Purchase and Sale of the Futures Contracts and Related Options--Segregation Requirements."

         Uses of Options on Futures Contracts. Options on futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

         Position Hedging. A Portfolio may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

         Anticipatory Hedging. A Portfolio may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Portfolio might intend to acquire as a result of declining interest rates.

         Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Portfolio might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Portfolio retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Portfolio intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Portfolio would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Portfolio might intend to acquire.

         Whether options on futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

         Risk Management and Return Enhancement. Writing a put option that does not relate to securities a Portfolio intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

         Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call is below the exercise price, the Portfolio would retain the full amount of the option premium increasing the income of the Portfolio. If the futures price when the option is exercised is above the exercise price, however, the Portfolio would sell the underlying securities which were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

         Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Portfolio's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Portfolio's debt securities.

         There can be no assurance that a Portfolio's use of futures contracts and related options will be successful and the Portfolios may incur losses in connection with the purchase and sale of future contracts and related options.

         Forward Foreign Currency Exchange Contracts. The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when BSAM believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Portfolio enters into a position hedging transaction, the transaction will be covered by the position being hedged or the Portfolio's custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets in a segregated account of the Portfolio (less the value of the "covering" positions, if any) in an amount equal to the value of the Portfolio's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Portfolio's net commitment with respect to the forward contract.

         A Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

         If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         A Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         At or before the maturity of a forward contract, a Portfolio either may sell a security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to each Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, a Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause the Fund to restrict the degree to which each Portfolio engages in currency transactions. See "Dividends, Distributions and Taxes."

         Lending Portfolio Securities. (All Portfolios) To a limited extent, each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, a Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Portfolio to be the equivalent of cash. From time to time, a Portfolio may return to the borrower or a third party which is unaffiliated with such

Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) each Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. The Portfolios have appointed Custodial Trust Company (CTC) an affiliate of BSAM as the Lending Agent. CTC received a fee for its services.

         When-Issued and Delayed Delivery Securities (Income Portfolio and High Yield Portfolio). From time to time, in the ordinary course of business, the Income Portfolio and the High Yield Portfolio may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Portfolio until delivery and payment take place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. The Portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain, in a separate account of the Portfolio, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than such commitments. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

         Currency Swaps, Mortgage Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars. (Income and High Yield Portfolios). Each Portfolio may, with respect to up to 5% of its net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, a Portfolio may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by the Portfolio with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

         A Portfolio will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Portfolio under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets, BSAM believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

         A Portfolio will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by BSAM.

         The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If BSAM is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used. The staff of the Securities and Exchange Commission currently take the position that swaps, caps, floors and collars are illiquid and thus subject to the Portfolio's 15% limitation on investments in illiquid securities.

         Investment Restrictions (Equity Portfolios and Income Portfolio). Each Equity Portfolio and the Income Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. No Portfolio may:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises.

         2. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or sponsored enterprises may be purchased, without regard to any such limitation.

         3. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

         4. Invest in commodities, except that each Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         5. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but each Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         6. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         8. Act as an underwriter of securities of other issuers, except to the extent each Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         10. Purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         Non-Fundamental Restrictions.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except
as  described  in  the  Portfolios'   Prospectus  and  Statement  of  Additional
Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         The following investment restrictions numbered 15 and 16, which are not fundamental policies, apply only to the Equity Portfolios. Neither of these Portfolios may:

         15. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Equity Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         16. Invest in the securities of a company for the purpose of exercising management or control, but each Equity Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         Investment Restrictions (High Yield Portfolio). The High Yield Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the 1940 Act of the Portfolio's outstanding voting shares. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The High Yield Portfolio may not:

         1. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Portfolio may borrow money as authorized by the 1940 Act.

         2. Purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. The Portfolio, however, may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

         Non-Fundamental Restrictions.

         8. Knowingly invest more than 15% of the value of the Portfolio's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

         9. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indexes.

         11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         12. Make additional investments when borrowing exceeds 5% of Portfolio assets.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Name and Address                   Position               Principal Occupation
(and age)                          with Fund              During Past Five Years

Peter M. Bren (64)                 Trustee                President  of The Bren Co. since 1969;
126 East 56th Street                                      President   of   Koll,   Bren   Realty
New York, NY  10021                                       Advisors   and  Senior   Partner   for
                                                          Lincoln Properties prior thereto.

Alan J. Dixon* (70)                Trustee                Partner of Bryan  Cave,  a law firm in
7535 Claymont Court                                       St. Louis since January  1993;  United
Apt. #2                                                   States  Senator of Illinois  from 1981
Belleville, IL  62223                                     to 1993.

John R. McKernan, Jr. (50)         Trustee                Chairman and Chief  Executive  Officer
P.O. Box 15213                                            of McKernan  Enterprises since January
Portland, ME  02110                                       1995; Governor of Maine prior thereto.

M.B. Oglesby, Jr. (56)             Trustee                Consultant     since    March    1998;
700 13th Street, N.W.                                     President    and    Chief    Executive
Suite 400                                                 Officer.   Association   of   American
Washington, D.C.  20005


                                              B-34


                                                          Railroads  from  June  1997  to  March
                                                          1998;   Vice  Chairman  of  Cassidy  &
                                                          Associates  from February 1996 to June
                                                          1997;  Senior  Vice  President  of RJR
                                                          Nabisco,   Inc.  from  April  1989  to
                                                          February 1996;  Former Deputy Chief of
                                                          Staff-White House from 1988 to January
                                                          1989.

Michael Minikes* (56)              Trustee                Senior   Managing   Director  of  Bear
245 Park Avenue                    Chairman               Sterns since September 1985;  Chairman
New York, NY  10167                                       of   BSFM   since    December    1997;
                                                          Treasurer   of   Bear   Sterns   since
                                                          January  1986;  Treasurer  of the Bear
                                                          Sterns  Companies Inc. since September
                                                          1985;  Director  of  The  Bear  Sterns
                                                          Companies Inc. since October 1989.

Doni L. Fordyce (39)               President              Senior   Managing   Director  of  Bear
575 Lexington Avenue                                      Stearns  since March 1996;  previously
New York, NY  10022                                       Group,    Vice    President,     Asset
                                                          Management  Goldman Sachs from 1986 to
                                                          1996.

Barry Sommers (30)                 Executive Vice         Managing    Director   and   Head   of
575 Lexington Avenue               President              President Marketing and Sales for Bear
New York, NY  10022                                       Sterns in Funds since March 1997; Vice
                                                          Mutual  Fund Sales,  Goldman,  Sachs &
                                                          Co.  from May 1995 to May  1997;  Vice
                                                          President, Putnam Investments from May
                                                          1992 to May 1995.

Stephen A. Bornstein (55)          Secretary              Managing  Director,  Legal Department;
575 Lexington Avenue                                      General  Counsel,  Bear Stearns  Asset
New York, NY  10022                                       Management.

Frank J. Maresca (40)              Vice President         Managing Director of Bear Stearns since
575 Lexington Avenue               and Treasurer          September 1994; Chief Executive Officer
New York, NY  10022                                       and  President  of BSFM since  December
                                                          1997; Associate Director of


                                              B-35

                                                          Bear  Stearns  from  September  1993 to
                                                          September  1994; Vice President of Bear
                                                          Stearns  from March  1992 to  September
                                                          1993.

Vincent L. Pereira (33)            Assistant              Associate   Director  of  Bear  Stearns
575 Lexington Avenue               Treasurer              since  September  1995;  Treasurer  and
New York, NY  10022                                       Vice  Secretary of BSFM since  December
                                                          1997;  Vice  President  of Bear Stearns
                                                          from  May  1993  to   September   1995;
                                                          Assistant  Vice  President  of Mitchell
                                                          Hutchins  Asset  Management  Inc.  from
                                                          October 1992 to May 1993.


         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1998 is as follows:


            (1)                     (2)                   (3)                    (4)                   (5)
       Name of Board             Aggregate            Pension or          Estimated Annual            Total
          Member                Compensation      Retirement Benefits       Benefits Upon       Compensation from
                                from Fund *       Accrued as Part of         Retirement           Fund and Fund
                                                    Fund's Expenses                              Complex Paid to
                                                                                                  Board Members

Peter M. Bren                      $8,000                None                   None               $20,000 (2)

Alan J. Dixon                      $8,000                None                   None               $ 8,000 (1)

John R. McKernan, Jr.              $8,000                None                   None               $20,000 (2)

M.B. Oglesby, Jr.                  $8,000                None                   None               $20,000 (2)

Robert S. Reitzes**                 None                 None                   None                  None

Michael Minikes**                   None                 None                   None                  None

----------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to approximately $8,600 Board members of the Fund, as a group.

** Robert S. Reitzes resigned as a Director to the Fund effective September 8, 1997. Michael Minikes was appointed as replacement for Mr. Reitzes effective September 8, 1997.


         Board members and officers of the Fund, as a group, owned less than 1% of each Portfolio's shares outstanding on June 30, 1998.

         For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plans" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


                             MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Management of the Portfolios."

         General. On December 3, 1997, BSFM, the registered investment adviser of the Portfolios, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for The Bear Stearns Funds and other affiliated and non-affiliated investment companies.

         Investment Advisory Agreement. BSAM provides investment advisory services to each Portfolio pursuant to Investment Advisory Agreements (each an "Agreement") with the Fund. As to each Portfolio, each Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable, as to each Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. As to the relevant Portfolio, each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes,

         Executive Vice President and Director; Doni L. Fordyce, Vice President, Chief Operating Officer and Director; Stephen A. Bornstein, Secretary; and Warren J. Spector and Robert M. Steinberg, Directors.

         BSAM provides investment advisory services to each Portfolio in accordance with its stated policies, subject to the approval of the Board. BSAM provides each Portfolio with a portfolio management team authorized by the Board to execute purchases and sales of securities. All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.

         As compensation for BSAM's advisory services, each Equity Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.75 of 1% of the value of such Equity Portfolio's average daily net assets. The Income Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.45 of 1% of the value of the Income Portfolio's average daily net assets. The High Yield Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.60 of 1% of the Portfolio's average daily net assets. For the fiscal year ended March 31, 1997, the investment advisory fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio amounted to $151,578, $285,539 and $98,957, respectively. For the fiscal year ended March 31, 1998, the investment advisory fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio amounted to $140,641, $425,409 and $91,715, respectively. These amounts were waived pursuant to an undertaking by BSAM, resulting in no fees being paid by the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio. In addition, BSAM reimbursed $161,196, $86,666 and $280,261 for Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively, in order to maintain the voluntary expense limitation for the fiscal year ended March 31, 1997. BSAM reimbursed $185,275, $20,648 and $275,119 for Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively, in order to maintain the voluntary expense limitation, for the fiscal year ended March 31, 1998. For the period from January 2, 1998 (commencement of investment operations) through March 31, 1998, the investment advisory fees payable amounted to $28,723. These amounts were waived pursuant to a voluntary undertaking by BSAM, resulting in no fees being paid by the High Yield Portfolio, respectively. In addition, the
Adviser   reimbursed   $41,870  in  order  to  maintain  the  voluntary  expense
limitation.

         Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated February 22, 1995, as revised April 11, 1995, June 2, 1997, September 8, 1997 and February 4, 1998 with the Fund. As to each Portfolio, the Administration Agreement will continue until February 22, 1999 and thereafter will be subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable, as to each Portfolio, without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the

Portfolio's shares or, upon not less than 90 days' notice, by BSFM. As to the relevant Portfolio, the Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1997, the administration fees amounted to $30,232, $57,108 and $32,986, respectively, for the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio. For the fiscal year ended March 31, 1998, the administration fees accrued amounted to $28,128, $85,085 and $30,572, respectively, for the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio. For the period from January 2, 1998 (commencement of investment operations) through March 31, 1998 the administration fees payable by the High Yield Portfolio amounted to $7,181.

         Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated February 22, 1995, as revised September 8, 1997 with the Fund. The Administrative Services Agreement is terminable upon 60 days notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that
(i) PFPC gives the Fund 30 days notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.

         As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolios' Prospectus. For the fiscal year ended March 31, 1997, the administrative services fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio amounted to $99,570, $119,822 and $99,469, respectively, as a result of a waiver of fees by PFPC. For the fiscal year ended March 31, 1998, the administrative services fees for the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio amounted to $100,107, $134,255 and $98,944, respectively, as a result of a waiver of fees by PFPC.

         Distribution Plans. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution plan with respect to Class A, Class B and Class C shares of each Portfolio (the "Distribution Plan"). The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit each Portfolio and the holders of its Class A, Class B and Class C shares.

         A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither

"interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. The Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan was so approved on September 8, 1997, February 4, 1998 and amended and restated on February 10, 1999. The Distribution Plan is terminable at any time, as to each class of each Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of each Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of a Portfolio, in the event of its assignment (as defined in the 1940 Act).

         For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio paid Bear Stearns $13,300, $22,762 and $14,093, respectively, with respect to Class A shares and $23,300, $37,577 and $11,638, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A and C shares of each Portfolio:

                          Large Cap Value Portfolio       Small Cap Value Portfolio           Income Portfolio
                          -------------------------       -------------------------           ----------------
                           Class A         Class C         Class A         Class C         Class A         Class C
                           -------         -------         -------         -------         -------         -------

Payments to
Brokers or Dealers         $13,300            ----         $22,762            ----         $14,093            ----

Payments to                   ----         $23,300            ----         $37,577            ----         $11,638
Underwriters


For period from January 2, 1998 (commencement of investment operations) through March 31, 1998, the High Yield Portfolio paid Bear Stearns $8,354, $7,019 and $13,194, respectively, with respect to Class A, B and C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A, B and C shares of the High Yield Portfolio:


                                     Class A       Class B       Class C
                                     -------       -------       -------

Payments to Brokers or Dealers        $5,967         ----         ----
Payments to Underwriters              $2,387        $7,019       $13,194


         For the fiscal year ended March 31, 1997, the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio paid Bear Stearns $27,440,

$57,907 and $15,344, respectively, with respect to Class A shares and $37,332, $111,111 and $12,483, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A and C shares of each Portfolio:

                       Large Cap Value Portfolio       Small Cap Value Portfolio            Income Portfolio
                       -------------------------       -------------------------            ----------------
                        Class A         Class C         Class A         Class C         Class A          Class C
                        -------         -------         -------         -------         -------          -------

Payments to
Brokers or Dealers      $27,440         $15,234         $57,907         $30,062         $15,344          $6,904

Payments to                ----         $22,098         $81,049         $81,049            ----          $5,579
Underwriters

         For the fiscal year ended March 31, 1998, the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio paid Bear Stearns $32,237, $95,967 and $11,111, respectively, with respect to Class A shares, $271, $830 and $21, respectively, with respect to Class B shares and $40,215, $145,963 and $10,434, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A, B and C shares of each Portfolio:


                                      Large Cap Value Portfolio     Small Cap Value Portfolio          Income Portfolio
                                      -------------------------     -------------------------          ----------------
                                     Class A    Class B  Class C   Class A    Class B  Class C   Class A    Class B   Class C
                                     -------    -------  -------   -------    -------  -------   -------    -------   -------

Payments to Brokers and              $16,119      ----   $31,566   $47,984      ----   $95,103    $7,936      ----    $8,499
Dealers

Payments for Advertising,            $16,119      ----      ----   $47,984      ----      ----    $3,175      ----      ----
Printing, Mailing of
Prospectuses to prospective
shareholders, compensation
to sales personnel, and
interest carrying, or other
financing charges

Payments to Underwriters                ----      $271    $8,649      ----      $830   $50,860      ----       $21    $1,935

         For period from January 2, 1998 (commencement of investment operations) through March 31, 1998, the High Yield Portfolio paid Bear Stearns $8,354, $7,019 and $13,194, respectively, with respect to Class A, B and C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A, B and C shares of the High Yield Portfolio:

                                                Class A      Class B     Class C
                                                -------      -------     -------

Payments to Brokers or Dealers                  $5,967         ----         ----
Payments to Underwriters                        $2,387       $7,019      $13,194

         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolios' Class A, Class B and Class C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which a Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares of the Portfolio for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio. Prior to February, 1999 service fees were paid through the Distribution Plan of Class A and C of the Income Portfolio and the Equity Portfolios.

         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSAM or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board of Trustees, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

         Expense Limitation. BSAM agreed that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage commissions, interest on borrowings and (with prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSAM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. No such expense limitations currently apply to any Portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolios or limit the Portfolios' investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolios. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolios could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolios' activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.

                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolios' Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         The Distributor. Bear Stearns serves as the Portfolios' distributor on a best efforts basis pursuant to an agreement dated February 22, 1995, as revised September 8, 1997 and February 4, 1998, which is renewable annually. For the period April 3, 1995 (commencement of operations) through March 31, 1996, Bear Stearns retained $72, $388 and $10,549 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively, and $110, $583 and $185 from contingent deferred sales charges ("CDSC") on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively. For the fiscal year ended March 31, 1997, Bear Stearns retained $68,262, $214,826 and $11,400 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively, and $552, $4,052 and $100 from contingent deferred sales charges ("CDSC") on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively. For the fiscal year ended March 31, 1998, Bear Stearns retained $68,262, $214,826 and $11,400 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively, and $552, $4,052 and $100 from CDSC on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively. For the period from December 29, 1997 (commencement of operations) through March 31, 1998, Bear Stearns received $155,705 from the sales loads on Class A shares of the High Yield Portfolio and $0 and $0 from contingent deferred sales charges ("CDSC") on Class B and C shares of the High Yield Portfolio. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolios' transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

         Sales Loads--Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of each Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1998.

         EQUITY PORTFOLIOS:                 Large Cap Value    Small Cap Value
                                               Portfolio          Portfolio
                                               ---------          ---------

Net Asset Value per Share                       $ 20.83            $ 23.65
                                                =======            =======

Per Share Sales Charge - 5.50%
  of offering price (5.82% of
  net asset value per share)                       1.21               1.38
                                                -------            -------

Per Share Offering Price to
   the Public                                   $ 22.04            $ 25.03
                                                =======            =======

         INCOME PORTFOLIO:

Net Asset Value per Share                         12.37
                                                =======

Per Share Sales Charge - 4.50%
  of offering price (4.71% of
  net asset value per share)                       0.58
                                                -------

Per Share Offering Price to
  the Public                                    $ 12.95
                                                =======

         HIGH YIELD PORTFOLIO

Net Asset Value per Share                       $ 12.73
Per Share Sales Charge - 4.50%
         of offering price ($5.81%) of
         net asset value per share)                0.60

Per Share Offering Price to
         the Public                             $ 13.33
                                                =======

         Redemption Commitment. Each Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets each Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

         Alternative Sales Arrangements - Class A, Class B, Class C and Class Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.


                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "How to Buy Shares."

         Valuation of Portfolio Securities. Equity Portfolio securities, including covered call options written by an Equity Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Forward currency contracts will be valued at the current cost of offsetting the contract. Short-term investments (investments with maturities of 60 days or less) are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of an Equity Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Substantially all of the investments of the Income Portfolio and the High Yield Portfolio (including short-term investments) are valued each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments (investments with maturities of 60 days or less) which are not valued by the Service are carried at amortized cost, which approximate value. Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of investments traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Income Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Each Portfolio's restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board of Trustees generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (this discount will be revised periodically by the Board of Trustees if the Board of Trustees believe that it no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
with  the  section  in  each   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."

         The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Portfolio elects otherwise), generally will be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where a Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to a Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.

         Certain transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

         A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the

PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If a Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if a Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation and the Student Loan Marketing Association are treated as U.S. Government Securities.

         If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of calculating the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and
(2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         Portfolio Distributions. Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

         A Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Portfolio's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from a Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

         Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolios or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         A Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of a Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the same or another Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends, and amounts retained by a Portfolio that are designated as undistributed capital gains.

         If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of such Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, a Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolios.


                             PORTFOLIO TRANSACTIONS

         BSAM assumes general supervision over placing orders on behalf of the Income Portfolio for the purchase or sale of investment securities. Purchases and sales of portfolio securities usually are principal transactions. Income Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Income Portfolio for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. Income Portfolio transactions are allocated to various dealers by the its portfolio managers in their best judgment.

         BSAM assumes general supervision over placing orders on behalf of each Equity Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in

BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BSAM, as applicable, determines in good faith that such commission is reasonable in terms of the transaction or the overall responsibility of BSAM to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

         Such supplemental information may be useful to BSAM in serving each Equity Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to each Equity Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to each Equity Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions of each Equity Portfolio are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

         Portfolio turnover may vary from year to year as well as within a year. The portfolio turnover rate for the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio for the period April 3, 1995 (commencement of operations) through March 31, 1996 was 45%, 41% and 107%, respectively. The portfolio turnover rate for the fiscal year ended March 31, 1997 was 137%, 57% and 263%, respectively. The portfolio turnover rate for the High Yield Portfolio for the period December 29, 1997 (commencement of operations) through March 31, 1998 was 139.61%. This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses. In periods in which extraordinary market conditions prevail, BSAM will not be deterred from changing investment strategy as rapidly as needed, in which case higher portfolio turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BSAM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for each Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange
Commission, Bear Stearns may directly execute such transactions for each Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

         For the fiscal year ended March 31, 1997, Large Cap Value Portfolio and Small Cap Value Portfolio paid total brokerage commissions of $59,523 and $102,411, respectively, of which approximately $1,300 and $9,000 was paid to Bear Stearns, respectively. The Large Cap Value Portfolio and Small Cap Value Portfolio paid 2.18% and 8.79%, respectively, of its commissions to Bear Stearns, and, with respect to all the securities transactions for each Equity Portfolio, 2.93% and 8.89% of the transactions, respectively, involved commissions being paid to Bear Stearns. No brokerage commissions were paid by the Income Portfolio.

         For the fiscal year ended March 31, 1998, Large Cap Value Portfolio and Small Cap Value Portfolio paid total brokerage commissions of $26,799 and $302,476, respectively, of which approximately $522 and $1,728, respectively, was paid to Bear Stearns. The Large Cap Value Portfolio and Small Cap Value Portfolio paid 1.95% and 0.57%, respectively, of its commissions to Bear Stearns, and, with respect to all the securities transactions for each Equity Portfolio, 1.89% and 1.15% of the transactions, respectively, involved commissions being paid to Bear Stearns. For the fiscal year ended March 31, 1998, the Large Cap Value Portfolio and Small Cap Value Portfolio paid an average commission rate per share of $0.0581 and $0.0557, respectively. The percentage of commissions for which they received research services paid by the Large Cap Value Portfolio and Small Cap Value Portfolio was 98.40% and 94.95%, respectively, of the total brokerage commissions paid by each Portfolio.

                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolios'   Prospectus   entitled   "Performance
Information."

         Current yield for the 30-day period ended March 31, 1998 for Class A, Class C and Class Y of the Income Portfolio was 5.86%, 5.21% and 6.21%, respectively. The current yield for each class reflects the waiver and reimbursement of certain fees and expenses by the investment adviser, without which the Portfolio's current yield for such period would have been 3.87% for Class A, 3.67% for Class C and 4.42% for Class Y. Current yield of the Income Portfolio is computed pursuant to a formula which operates as follows: The amount of the Income Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Income Portfolio during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

         Average annual total return of each Portfolio is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

         Total return of each Portfolio is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class
A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected, would reduce the performance quoted.

         The chart below sets forth average annual total return from inception* through March 31, 1998 and total return for one-year and inception* through March 31, 1998 for Class A, Class C and Class Y:


                                                     Total return - inception* through March 31, 1998

                                   Class A                            Class B                        Class C              Class Y
                     --------------------------------   --------------------------------    --------------------------  ------------
                     Based on Maximum    Based on Net   Based on Maximum    Based on Net      Based on    Based on Net  Based on Net
Name of Portfolio     Offering Price      Asset Value    Offering Price      Asset Value    Maximum CDSC  Asset Value    Asset Value
-----------------    ----------------    ------------   ----------------    ------------    ------------  ------------  ------------

Large Cap Value            100.86%          110.90%           8.04%            13.70%            N/A        107.85%        83.29%
Portfolio

Small Cap Value            109.93%          120.43%          11.83%            17.69%            N/A        116.88%       104.44%
Portfolio

Income Portfolio            19.32%           24.00%          (5.04%)           (0.04%)           N/A         22.47%        18.39%


                                                        Total return - one-year ended March 31, 1998

                                   Class A                            Class B                        Class C              Class Y
                     --------------------------------   --------------------------------    --------------------------  ------------
                     Based on Maximum    Based on Net   Based on Maximum    Based on Net      Based on    Based on Net  Based on Net
Name of Portfolio     Offering Price      Asset Value    Offering Price      Asset Value    Maximum CDSC  Asset Value    Asset Value
-----------------    ----------------    ------------   ----------------    ------------    ------------  ------------  ------------

Large Cap Value             37.69%          44.59%             N/A                 N/A             N/A         43.94%        45.27%
Portfolio

Small Cap Value             39.90%          46.86%             N/A                 N/A             N/A         46.10%        47.54%
Portfolio

Income Portfolio             5.31%           9.43%             N/A                 N/A             N/A          8.92%         9.81%


                                           Average annual total return - inception* through March 31, 1998

                                   Class A                            Class B                        Class C              Class Y
                     --------------------------------   --------------------------------    --------------------------  ------------
                     Based on Maximum    Based on Net   Based on Maximum    Based on Net      Based on    Based on Net  Based on Net
Name of Portfolio     Offering Price      Asset Value    Offering Price      Asset Value    Maximum CDSC  Asset Value    Asset Value
-----------------    ----------------    ------------   ----------------    ------------    ------------  ------------  ------------

Large Cap Value            26.20%           28.27%             N/A                 N/A             N/A         27.65%        26.75%
Portfolio

Small Cap Value            28.07%           30.18%             N/A                 N/A             N/A         29.47%        29.36%
Portfolio

Income Portfolio            6.08%            7.45%             N/A                 N/A             N/A          7.01%         6.81%


----------

* Class A and Class C shares of Large Cap Value Portfolio commenced investment operations on April 4, 1995. Class A and Class C shares of Small Cap Value Portfolio commenced investment operations on April 3, 1995. Class A and Class C shares of the Income Portfolio commenced investment operations on April 5, 1995. The initial public offering of the Class Y shares of Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio commenced on September 11, June 22, and September 8, 1995, respectively.



         No Average Annual Returns for High Yield Portfolio. The total return for Class A (at maximum offering price) for the fiscal year ended March 31, 1998 was 3.39%. Based on net asset value per share, the total return for Class A was 8.30% for this period. The total return for Class B and C was

8.13% and 8.13%, respectively. (With CDSC, the total return for Class B and C was 3.13% and 7.13%, respectively).


                                 CODE OF ETHICS

         BSAM and the Fund, on behalf of each Portfolio, has adopted a Code of Ethics (each a "Code of Ethics"), that establishes standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under each Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security for his or her account or for any account in which he or she has any direct or indirect beneficial interest, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by each Portfolio; and
(4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by each Portfolio without prior approval by the Fund. Certain transactions are exempt from item (1) of the previous sentence, including: (1) any securities transaction, or series of related transactions, involving 500 or fewer shares of (i) an issuer with an average monthly trading volume of 100 million shares or more, or (ii) an issuer that has a market capitalization of $1 billion or greater; and (2) transactions in exempt securities or the purchase or sale of securities purchased or sold in exempt transactions.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of each Portfolio first, shall avoid potential or actual conflicts of interest with each Portfolio, and shall not take unfair advantage of their relationship with each Portfolio. Under certain circumstances, the Adviser to each Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by each Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.

         As of May 14, 1999, the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's shares.


                                       Percent of Large Cap
Name and Address                    Class A Shares Outstanding
----------------                    --------------------------

Bear, Stearns Securities Corp.               18.2%
FBO 200-40406-10
1 Metrotech Center North
Brooklyn, NY  11201-3859


                                       Percent of Large Cap
Name and Address                    Class B Shares Outstanding
----------------                    --------------------------

Bear, Stearns Securities Corp.                5.3%
FBO 905-98627-15
1 Metrotech Center North
Brooklyn, NY  11201-3859

Raymond James Assoc. Inc.                     5.7%
Edward D. Walsh Jr. IRA
6 Standish Cir.
Andover, MA  01810

Raymond James Assoc. Inc.                     8.0%
Larry A. Lafranchi IRA
14 Wabanki Way
Andover, MA  01810

                                       Percent of Large Cap
Name and Address                    Class C Shares Outstanding
----------------                    --------------------------

Bear, Stearns Securities Corp.                6.9%
FBO 220-43167-11
1 Metrotech Center North
Brooklyn, NY  11201-3859


                                       Percent of Large Cap
Name and Address                    Class Y Shares Outstanding
----------------                    --------------------------

Bear, Stearns Securities Corp.                7.1%
FBO 039-54877-13
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                5.4%
FBO 039-54877-13
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                6.5%
FBO 051-37142-12
1 Metrotech Center North
Brooklyn, NY  11201-3859

Strafe & Co. FAO Trust                       14.3%
FBO Danielle Young
DTD 8/21/90 6863471800
P.O. Box 160
Westerville, OH 43086

                                       Percent of Small Cap
Name and Address                    Class A Shares Outstanding
----------------                    --------------------------

Bear, Stearns Securities Corp.                5.4%
FBO 049-40985-10
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                       Percent of Small Cap
                                          Value Portfolio
Name and Address                    Class B Shares Outstanding
----------------                    --------------------------

Bear, Stearns Securities Corp.                5.1%
FBO 984-13624-25
1 Metrotech Center North
Brooklyn, NY  01201-3859


                                       Percent of Small Cap
                                          Value Portfolio
Name and Address                    Class Y Shares Outstanding
----------------                    --------------------------

Custodial Trust Company                      24.0%
101 Carnegie Center
Princeton, NJ  08540

Bear Stearns Securities Corp.                 8.8%
FBO 049-40880-16
1 Metrotech Center North
Brooklyn, NY  01201-3859


                                         Percent of Income
                                            Portfolio
Name and Address                    Class A Shares Outstanding
----------------                    --------------------------

Bear, Stearns Securities Corp.               17.7%
FBO 051-29339-12
1 Metrotech Center North
Brooklyn, NY  11201-3859

Dorothy J. Pintar                             5.3%
140 Country View Drive
Robinson Twp., PA  15136-1251


                                         Percent of Income
                                            Portfolio
Name and Address                    Class B Shares Outstanding
----------------                    --------------------------

Bear, Stearns Securities Corp.                7.2%
FBO 420-28188-13
1 Metrotech Center North
Brooklyn, NY  01201-3859

Robert W. Baird Co. Inc.                      7.8%
A C 1171-7740
777 East Wisconsin Ave.
Milwaukee, WI  53202-5391

Bear, Stearns Securities Corp.                6.0%
FBO 963-95024-19
1 Metrotech Center North
Brooklyn, NY  11201-3859

Wexford Cleaning Services Corp.               8.0%
FBO UA DTD 03 07 96
22960 Cass Ave.
Woodland Hills, CA  91364-3917


                                         Percent of Income
                                            Portfolio
Name and Address                    Class C Shares Outstanding
----------------                    --------------------------

Bear, Stearns Securities Corp.                9.0%
FBO 498-00055-18
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                5.1%
FBO 220-43671-10
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                5.7%
FBO 498-00056-17
1 Metrotech Center North
Brooklyn, NY 11201-3859


                                         Percent of Income
                                            Portfolio
Name and Address                    Class Y Shares Outstanding
----------------                    --------------------------

Bear, Stearns Securities Corp.               11.6%
FBO 049-40503-13
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.               11.4%
FBO 051-98474-12
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                9.2%
FBO 046-03216-15
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                6.5%
FBO 049-40716-16
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                9.9%
FBO 051-35282-16
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.               15.7%
FBO 049-40863-17
1 Metrotech Center North
Brooklyn, NY 11201-3859


                                       Percent of High Yield
                                         Portfolio Class A
Name and Address                         Shares Outstanding
----------------                       ---------------------

Bear, Stearns Securities Corp.                7.9%
FBO 220-23312-17
One Metrotech Center North
Brooklyn, NY  11201-3859

Mark Pinto                                   10.2%
Trst Fox & Co.
DTD 12/16/67
P.O. Box 976
New York, NY  10268


                                       Percent of High Yield
                                         Portfolio Class C
Name and Address                         Shares Outstanding
----------------                       ---------------------

Bear, Stearns Securities Corp.                6.3%
FBO 720-57204-15
One Metrotech Center North
Brooklyn, NY  11201-3859


         A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting Securities may be deemed a "control person" (as defined in the 1940 Act) of a Portfolio.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is each Portfolio's custodian. Under a custody agreement with each Portfolio, CTC holds each Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives from each Portfolio an annual fee of the greater of 0.015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of any Portfolio or which securities are to be purchased or sold by any Portfolio.

         Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has provided legal advice as to certain legal matters regarding the shares of beneficial interest being sold pursuant to the Portfolios' Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.

                              FINANCIAL STATEMENTS

         The Portfolios' annual report to shareholders for the fiscal year ended March 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

         Description  of certain  ratings  assigned by S&P,  Moody's,  Fitch and
Duff:

S&P
Bond Ratings
------------

                                       AAA

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Moody's
Bond Ratings
------------

                                       Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch
Bond Ratings
------------

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings
------------------

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.


Duff
Bond Ratings
------------

                                       AAA

         Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

         Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

         Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

         Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating
-----------------------

         The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.


                                      B-71